UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025

BREEZE HOLDINGS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39718	85-1849315
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

955 W. John Carpenter Freeway, Suite 100-929
Irving, TX 75039

(Address of principal executive offices)

(888) 273-9001

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BRZH	OTCQX tier of the OTC Markets Group Inc.
Rights exchangeable into one-twentieth of one share of common stock	BRZHR	OTCQX tier of the OTC Markets Group Inc.
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	BRZHW	OTCQX tier of the OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 17, 2025, Breeze Holdings Acquisition Corp. (the “Company”) was notified by OTC Markets Group Inc. that, as of such date, its publicly traded warrants (BRZHW) and publicly traded rights (BRZHR) no longer satisfy the continued qualification requirements for the OTCQX Market, as set forth in Section 2 of the Requirements for Continued Qualification of the OTCQX Rules for U.S. Companies, which requires compliance with Section 1.1(A) of the OTCQX Eligibility Criteria, requiring the Company to have (1) net tangible assets of $2,000,000, if the Company has been in continuous operation for at least three years, or $5,000,000, if the Company has been in continuous operation for less than three years; (2) average revenue of at least $6,000,000 for the last three years; or (3) a bid price of $5 per share as of the close of business on each of the 30 consecutive calendar days immediately preceding the Company’s application day, and as of the most recent fiscal year end have at least one of the following: (A) net income of $500,000; (B) net tangible assets of $1,000,000; (C) revenues of $2,000,000; or (D) total assets of $5,000,000. As previously disclosed in the Company’s Form 8-K filed on March 19, 2025, and amended on March 21, 2025, the Company had been provided a 90-day cure period to address the deficiency. The cure period has now lapsed without resolution.

As a result, the Company has elected to transition the trading of its warrants and rights to the OTCQB, where they are expected to begin trading on June 16, 2025 and to continue to be quoted and traded thereafter without interruption. The Company’s common stock (BRZH) will continue to trade on the OTCQX.

Item 8.01. Other Events.

The Company is continuing to pursue the completion of its proposed business combination with YD Biopharma Limited and expects that the transition of its warrants and rights to OTCQB will not affect the timing or execution of such plans.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREEZE HOLDINGS ACQUISITION CORP.

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey
Title:	Chief Executive Officer and Chief Financial Officer

Dated: June 13, 2025